                                                                   EXHIBIT 10.11

                 TORONTO.COM SUBLICENSE AND SERVICES AGREEMENT
                 ---------------------------------------------


          THIS AGREEMENT made as of August 31, 1998.

B E T W E E N:

          CITYSEARCH CANADA INC., a corporation incorporated under the laws of Ontario (hereinafter referred to as "Sublicensor"),

                                                              OF THE FIRST PART,

                                    - and -

          TORONTO.COM, a Limited Partnership formed under the laws of Ontario (hereinafter referred to as the "Sublicensee"),

                                                             OF THE SECOND PART.

     WHEREAS CitySearch, Inc. (the "Licensor") is engaged in the business of providing CitySearch Information Services in the United States and elsewhere;

     AND WHEREAS Licensor has entered into an amended and restated license and services agreement with Sublicensor made as of August 31, 1998 (the "License Agreement"), providing for the grant by Licensor to Sublicensor of a license with respect to the CitySearch Information Service in the Exclusive Territory, a copy of which License Agreement is attached as Schedule A;

     AND WHEREAS the Sublicensee, a limited partnership (the "Partnership") between Metroland Printing, Publishing & Distributing Ltd. ("Metroland"), a subsidiary of Torstar Corporation, Tele-Direct (Services) Inc. and Sublicensor, among others, has been formed to carry on a CitySearch Information Service in the Exclusive Territory pursuant to the partnership agreement between the parties;

     AND WHEREAS Sublicensor desires to grant to the Sublicensee a sublicense (the "Sublicense") of its rights under the License Agreement to enable the Sublicensee to operate a CitySearch Information Service in the Exclusive Territory;

     NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and the covenants and agreements herein contained and other good and
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                                      -2-

valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties hereto agree as follows:

1.   DEFINITIONS
     -----------

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the License Agreement.

2.   GRANT OF SUBLICENSE
     -------------------

          Subject to the provisions of this Agreement, Sublicensor hereby grants to the Sublicensee and Sublicensee hereby accepts from Sublicensor a sublicense of the rights of the Sublicensor under the License Agreement. By its acceptance of the Sublicense, Sublicensee covenants and agrees to perform the obligations of, and to comply with the restrictions imposed upon, the Sublicensor under the License Agreement as if the Sublicensee were a party thereto.

3.   SECTION 4.02 PAYMENT
     --------------------

          Sublicensor acknowledges that the payment referred to in section 4.02 of the License Agreement has been paid.

4.   FURTHER ASSURANCES
     ------------------

          Each party shall from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may reasonably require (at the requesting party's expense) to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

5.   ENTIRE AGREEMENT
     ----------------

          This Agreement together with the Limited Partnership Agreement, the License Agreement, Unanimous Shareholder Agreement and the Non-Competition Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings, or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Agreement.
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                                      -3-

6.   AMENDMENT AND WAIVER
     --------------------

          No modification of or amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by the parties hereto and no waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, shall be limited to the specific breach waived.

7.   ASSIGNMENT
     ----------

          Except as provided below, or with the prior written consent of the other party, neither party may assign its rights or obligations under this Agreement. This Agreement shall enure to the benefit of and be binding upon the successors and permitted assigns of the parties.

8.   NOTICES
     -------

          Any demand, notice or other communication to be given in connection with this Agreement shall be given in writing and shall be given by personal delivery or by transmittal by electronic means of communication addressed to the recipient as follows:

     To Sublicensee:

          c/o Torstar Corporation
          1 Yonge Street
          Toronto, Ontario
          M5E 1P9

          Fax No.:   (416) 869-4183

          Attention: General Counsel
          ---------

          with a copy to:

          Toronto Star Newspapers Limited
          1 Yonge Street
          Toronto, Ontario
          M5E 1E6

          Fax No.:   (416) 869-4762

          Attention: Vice-President, Strategic Planning
          ---------
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                                      -4-

          with a copy to:

          Tele-Direct (Services) Inc.
          325 Milner Ave., Ste. 1050
          Scarborough, Ontario
          M1G 5S8

          Fax No.:   (416) 412-5870

          Attention: Douglas G. Renwicke
          ---------

          To Sublicensor:

          c/o CitySearch, Inc.
          790 East Colorado Boulevard
          Suite 200
          Pasadena, California  91101
          U.S.A.

          Fax No.    (818) 405-9929

          Attention: Bradley Ramberg, Chief Financial Officer
          ---------

or to such other address, electronic communication number or individual as may be designated by notice given by any party to the other. Any communication shall be conclusively deemed to have been given on the day of actual delivery thereof if such day is a Business Day and the communication is delivered or transmitted during the normal business hours of the recipient and on the Business Day during which normal business hours next occur if given after such hours on any day.

9.   TERMINATION
     -----------

          The sublicense granted pursuant to this Agreement shall terminate upon the earlier to occur of: (1) the dissolution of the Sublicensee and (2) the termination of the License Agreement.
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                                      -5-

10.  GOVERNING LAW
     -------------

          This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

          IN WITNESS WHEREOF the parties have executed this Agreement.

CITYSEARCH CANADA  INC.


Per: /s/ Michael Barton
     -----------------------------


TORONTO.COM
a Limited Partnership by its general
partner . Ontario Ltd.


Per: /s/ D. G Renwicke
     -----------------------------


          The undersigned acknowledges and accepts the grant of the sublicense provided for herein and agrees that, as against the undersigned, the Sublicensee shall have all of the rights of the Licensee under the License Agreement. The undersigned further acknowledges that it has received the $[*] payment referred to in section 4.02 of the License Agreement.

          DATED as of August 31, 1998.

CITYSEARCH, INC.


Per: /s/ Michael Barton
     -----------------------------


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.